U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

               ----------------------------------

                           FORM 8-K/A
                        Amendment No. 1

                         CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

               ----------------------------------


Date of Report (Date of earliest event reported): July 18, 1996


                     Saf T Lok Incorporated
     (Exact name of registrant as specified in its charter)


   Florida               1-11968             65-0142837
  (State of            (Commission         (IRS Employer
Incorporation)         File Number)     Identification Number)




      18245 S.E. Federal Highway, Tequesta, Florida 33469
            (Address of principal executive offices)


Registrant's telephone number, including area code: 561-743-5625

                   RGB Computer & Video, Inc.
          (Former name, if changed since last report)

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Item 5.     OTHER EVENTS

On July 18, 1996, the shareholders and directors of the Registrant approved a change of name to Saf T Lok Incorporated.
Articles of Amendment to the Registrant's Articles of Incorpora-tion were filed at the Florida State Department that same date effectuating the name change.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

          (a) Pro forma financial information: The Registrant acquired Saf T Lok Corporation by merger on February 13, 1996. Historical unaudited pro forma condensed combined financial statements giving effect to the merger are attached.

          (b)  Exhibits

             (A)  Financial Statements

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                       S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 31, 1996


                    By:    //Robert L. Gilbert III.
                           ________________________________
                           Robert L. Gilbert III, President

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                   E X H I B I T    I N D E X

Exhibit                  Description                   Page in
                                                  Sequentially
                                                  Numbered Copy


   A                Financial Statements                   5



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EXHIBIT A.


Independent Auditor's Report
- -----------------------------


To the Board of Directors
  and Shareholders
RGB Computer & Video, Inc. And Subsidiaries
Tequesta, FL 33469


We have audited the financial statements of RGB Computer & Video, Inc. and Subsidiary, as of December 31, 1995 and 1994, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the years then ended, and we have expressed our opinion thereon dated March 20, 1996. On February 13, 1996, as explained in the footnotes to the aforementioned financial statements, a newly formed wholly owned subsidiary of the Company was merged with Saf T Lok Corporation with the subsidiary continuing under the name of Saf T Lok Corporation. We have not audited the pro forma adjustments reflecting the transaction described in Note 18 to the audited financial statements dated December 31, 1995. The historical unaudited pro forma condensed combined financial statements giving effect to the merger described above are derived from the unaudited historical financial statements of Saf T Lok Corporation. Such pro forma adjustments are based on management's assumptions.

The objective of this pro forma financial information is to show what the significant effects on the historical information might have been had the merger occurred at an earlier date. However, the pro forma condensed financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned event actually occurred earlier.

We have not audited or reviewed the accompanying pro forma financial statements at December 31, 1994 and 1995, and for the years then ended, and, accordingly, do not express an opinion or any other form of assurance on them.


June 28, 1996

                          // Michaelson & Co, P.A. \\
                         -----------------------------
                                  signature


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                RGB COMPUTER & VIDEO, INC. AND SUBSIDIARIES
        UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The Company's 1995 unaudited pro forma combined financial statements give effect to the Company's acquisition through a merger of a newly-incorporated special-purpose subsidiary corporation with Saf T Lok Corporation, as set forth in Note (1) to the financial statements, as if the acquisition had occurred for balance sheet purposes, on December 31, 1995, and, for statement of operation purposes, on January 1, 1994. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results. These unaudited pro forma combined financial statements should be read in conjunction with the Company's consolidated audited financial statements dated December 31, 1995 and notes thereto.



             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                DECEMBER 31, 1995

                        (See Independent Auditor's Report)

ASSETS:
                                        Actual          Adjustments     Pro Forma
    Cash                                $    119,638    $    111,686    $    231,324
    Marketable Securities                  1,861,579                       1,861,579
    Securities, available for sale           518,362                         518,362
    Other current assets                     298,318          16,306         314,624
      Current Assets                       2,797,897         127,992       2,925,889
    Property and Equipment, net of
     accumulated  depreciation               408,827         350,998               -
    Other long-term assets                   234,146          84,479         318,625
        TOTAL ASSETS                    $  3,440,870    $    563,469     $ 4,004,339

LIABILITIES AND STOCKHOLDERS' EQUITY:
    Current liabilities                      168,325         213,783         382,108
    Long-term debt                                 -         119,922         119,922
    Common stock                           8,089,270         490,289       8,579,559
    Stock subscription receivable                  -         (60,394)        (60,394)
    Accumulated deficit                    4,816,725)       (200,131)     (5,016,856)
        TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY            $3,440,870      $  563,469      $4,004,339


        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED DECEMBER 31, 1995

                        (See Independent Auditor's Report)

                                Actual          Adjustments     Pro Forma
SALES                           $   353,918                     $   353,918
COST OF SALES                       153,988                         153,988
                                    199,930                         199,930

OPERATING EXPENSES:
    Selling                         187,080     $     24,602        211,682
    General and administrative      890,642           58,800        949,442
    Other operating expenses        174,321           54,315        228,636
      TOTAL OPERATING EXPENSES    1,252,043          137,717      1,389,760

     Loss from operations before
       other (income) expense     1,052,113          137,717      1,189,830

OTHER (INCOME)                     (396,893)               -       (396,893)

OTHER EXPENSE                       605,020            6,460        611,480

NET LOSS                         $1,260,240      $   144,177     $1,404,417

NET LOSS PER COMMON SHARE AND
  COMMON SHARE EQUIVALENT        $        0.36   $         0.07  $        0.24

Weighted average common
shares and common share
equivalents outstanding           3,508,799        2,238,688      5,747,487


        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED DECEMBER 31, 1994

                        (See Independent Auditor's Report)

                                Actual          Adjustments     Pro Forma
SALES                           $  1,880,732    -               $   1,880,732
COST OF SALES                        832,138    -                     832,138
                                   1,048,594    -                   1,048,594

OPERATING EXPENSES:
    Selling                        1,149,328         2,317          1,151,645
    General and administrative     1,934,367         4,868          1,939,235
    Other operating expenses         168,522           717            169,239
      TOTAL OPERATING EXPENSES     3,252,217         7,902          3,260,119

      Loss from operations before
          other (income) expense   2,203,623         7,902          2,211,525

OTHER (INCOME)                             -       (14,137)           (14,137)

OTHER EXPENSE                         72,539         3,687             76,226

NET LOSS                           2,276,162        (2,548)        $2,273,614

NET LOSS PER COMMON SHARE AND
  COMMON SHARE EQUIVALENT       $         0.66   $       0.00      $        0.40

Weighted average common
shares and common share
equivalents outstanding          $3,474,307     $2,238,688         $5,712,995


                NOTES TO UNAUDITED PRO FORMA STATEMENTS
                        AS OF DECEMBER 31, 1995

(1)
As of February 13, 1996, a newly formed 100% wholly owned subsidiary of the Company, Sphere Enterprises, Inc., was merged with Saf T Lok Corporation, a Florida corporation, with the subsidiary continuing under the name of Saf T Lok Corporation. The merger was achieved by converting each of the outstanding shares of Saf T Lok Corporation into 15.54 shares of the Company, thereby allowing the original shareholders of the Company to own approximately 60% of the combined entity after the merger with a total number of shares outstanding after the merger of approximately 5.6 million shares. The pro forma adjustments reflect the effects of the merger which has been accounted for as a pooling of interest in accordance with APB Opinion No. 16. Also, in connection with the merger, the Company issued performance stock options for 1,000,000 shares to Frank Brooks and 600,000 shares to Robert Gilbert at an exercise price of $2 per share. The options will vest if the specific performance standards are reached at a rate of 1/3 annually beginning
January 1, 1997.

(2)
The adjusted net loss per common share and common share equivalent is based upon the weighted average number of shares of the Company outstanding and the equivalent number of shares that would have been issued to the original shareholders of Saf T Lok Corporation based upon the exchange ratio.


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